Supplement dated May 31, 2023
to the following statutory prospectus(es):
BAE Future Corporate FPVUL dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
The following underlying mutual funds are offered as investment options under the contract. The Current Expenses are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Royce Capital Fund – Royce Micro-Cap Portfolio: Investment Class This Sub-Account is only available in policies issued before December 31, 2016 Investment Advisor: Royce & Associates, LP	1.16%	-22.43%	6.30%	5.73%
Equity	Royce Capital Fund - Royce Small-Cap Portfolio: Investment Class Investment Advisor: Royce & Associates, LP	1.15%	-9.20%	3.39%	6.33%
Equity	Lincoln Variable Insurance Products Trust – LVIP Baron Growth Opportunities Fund: Service Class This Sub-Account is only available in policies issued before December 31, 2011 Investment Advisor: Lincoln Investment Advisors Corporation (LIA) Sub-Advisor: BAMCO, Inc.	1.15%*	-25.83%	9.12%	11.26%
PROS-0728